UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

MKS INC.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	000-23621	04-2277512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive
Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 978 645-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 21, 2026, MKS Inc. (the “Company”), in connection with a meeting between the Company and existing and prospective lenders, expected to be held on January 22, 2026 to discuss potential debt refinancing activity, updated certain of its previously issued financial guidance for the quarter ended December 31, 2025. The Company now expects to report revenue of approximately $1,030 million, plus or minus $5 million, GAAP net income of $106 million, plus or minus $3 million, and Adjusted EBITDA of $248 million, plus or minus $2 million. The Company also expects gross margin, Non-GAAP net earnings, GAAP net income per diluted share and Non-GAAP net earnings per diluted share for the quarter ended December 31, 2025 to exceed the midpoint of the previously issued guidance, while GAAP operating expenses and Non-GAAP operating expenses are expected to be slightly higher than the previously issued guidance range.

The increase of $40 million to the midpoint of the Company’s updated revenue guidance for the quarter ended December 31, 2025, compared to the previously issued guidance, is primarily due to increased demand across all markets and divisions. The increases in the Company’s GAAP net income and Adjusted EBITDA guidance for the quarter ended December 31, 2025 are primarily due to the increase in net revenues and higher gross margin, partially offset by an increase in operating expenses, mainly from higher variable compensation as well as higher restructuring and other charges.

The information in Item 2.02 of this Current Report on Form 8-K contains financial guidance with respect to the Company’s anticipated financial results for the three months ended December 31, 2025. This financial guidance is based on a number of assumptions, and the Company has not yet completed its closing procedures with respect to its quarter and year ended December 31, 2025. The financial guidance should not be viewed as a substitute for full quarterly and year ended financial statements prepared in accordance with GAAP and reviewed or audited by the Company’s independent auditors. Actual results remain subject to the completion of the Company’s closing procedures with respect to its quarter and year ended December 31, 2025, the Company’s management’s and audit committee’s final review of its actual results, as well as review and audit by the Company’s independent auditors. There can be no assurance that the Company’s actual financial results for the quarter and year ended December 31, 2025 will not differ from the guidance set forth herein and any variation may be material.

Adjusted EBITDA, Non-GAAP net earnings, Non-GAAP net earnings per diluted share and Non-GAAP operating expenses are financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measure”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company’s management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results.

A reconciliation of the midpoint of the Company’s updated guidance for GAAP net income, the most comparable GAAP financial measure, to the midpoint of the Company’s updated guidance for Adjusted EBITDA, for the quarter ended December 31, 2025 is set forth in the table below.

Schedule Reconciling GAAP Net Income to Adjusted EBITDA—Q4’25 Guidance

(In millions)

Three Months Ended December 31, 2025 $ Amount
GAAP net income	$106
Other expense (income), net	6
Interest expense, net	47
Depreciation	24
Restructuring and other	11
Amortization of intangible assets	62
Stock-based compensation	8
Loss on extinguishment of debt	2
Benefit for income taxes	(18)

Adjusted EBITDA	$248

Adjusted EBITDA adjusts GAAP net income for the following items:

Restructuring and other include incremental expenses incurred in connection with restructuring programs and other strategic initiatives, primarily related to changes in business and/or cost structure. Such costs may include third-party services, one-time termination benefits, facility-related costs, contract termination fees and other items that have no direct correlation to our future business operations.

Amortization of intangible assets includes non-cash amortization expense associated with intangible assets acquired in acquisitions.

Loss on extinguishment of debt includes the non-cash write-off of unamortized debt issuance costs and original issue discount costs incurred from voluntary prepayments and/or repricing of our term loan facility.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

In connection with a meeting between the Company and existing and prospective lenders, expected to be held on January 22, 2026, the Company will be presenting the slides attached as Exhibit 99.1 to this Form 8-K. The purpose of the meeting is to consider a potential amendment to the Company’s existing term loan facility to, among other things, (i) together with the proceeds from contemplated new Euro denominated unsecured indebtedness, which are expected to be up to approximately €1.0 billion (before financing fees and expenses), and cash on hand, refinance the Company’s existing $2.2 billion term loan with a new approximately $0.9 billion term loan with a maturity date of 2033 and (ii) refinance the Company’s existing €0.6 billion term loan with a new €0.6 billion term loan, with a maturity date of 2033 (collectively, the “Term Loan Refinancing”).

In connection with the Term Loan Refinancing, the Company expects to receive commitments to upsize its existing $675 million revolving credit facility by $325 million to $1 billion and to extend the maturity of its existing revolving credit facility to 2031 (the “Revolving Credit Facility Refinancing” and together with the Term Loan Refinancing, collectively, the “Transactions”).

The Transactions are expected to be leverage neutral and extend the maturities of, and reduce interest expenses with respect to, the Company’s indebtedness based on market opportunities, consistent with the Company’s long-term capital allocation priorities.

The slides attached as Exhibit 99.1 are incorporated by reference in this Item 7.01. There can be no assurance that the Company will be able to close the Transactions, which are subject to market and other conditions.

The information contained in Exhibit 99.1 is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any intention or obligation to update or revise any such information as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law. The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The information contained in Exhibit 99.1 includes Non-GAAP financial measures. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results under GAAP, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. The Company’s management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of the Company’s Non-GAAP results to its GAAP results and the “GAAP to Non-GAAP Reconciliations” at the end of Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including regarding the Transactions, the Company’s potential to receive proceeds from new unsecured indebtedness and the future financial performance, business prospects and growth of the Company. These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that the Company makes are the potential timing, terms and completion of the Transactions and any new unsecured indebtedness, all of which are subject to market risks and uncertainties and may not be completed on the contemplated timing and terms or in the contemplated amounts or at all; the level and terms of the Company’s substantial indebtedness and its ability to service such debt; the Company’s entry into the chemicals technology business through its acquisition of Atotech Limited (“Atotech”) in August 2022 (the “Atotech Acquisition”), which has exposed the Company to significant additional liabilities; the risk that the Company is unable to realize the anticipated benefits of the Atotech Acquisition; risks related to cybersecurity, data privacy and intellectual property; competition from larger, more advanced or more established companies in the Company’s markets; the ability to successfully grow the Company’s business, including through growth of the Atotech business, and financial risks associated with that acquisition and potential future acquisitions, including goodwill and intangible asset impairments; manufacturing and sourcing risks, including those associated with limited and sole source suppliers and the impact and duration of supply chain disruptions, component shortages, and price increases; changes in global demand; risks associated with doing business internationally, including geopolitical conflicts, such as the conflict in the Middle East, trade compliance, trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries, regulatory restrictions on the Company’s products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations, which risks become more significant as the Company grows its business internationally and in China specifically; conditions affecting the markets in which the Company operates, including fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to the Company’s major customers; disruptions or delays from third-party service providers upon which the Company’s operations may rely; the ability to anticipate and meet customer demand; the challenges, risks and costs involved with integrating or transitioning global operations of the companies the Company has acquired; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks related to defective products; financial and legal risk management; and the other important factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Quarterly Reports on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, even if subsequent events cause the Company’s views to change, after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation Slides for January 22, 2026 meeting

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS INC.

Date: January 21, 2026	By:	/s/ Kathleen F. Burke
	Name:	Kathleen F. Burke
	Title:	Executive Vice President, General Counsel and Secretary